SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

December 11, 2014

Date of Report (Date of Earliest Event Reported)

PMX Communities, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-53974	80-0433114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 NW Corporate Blvd, Suite 220
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 210-5349

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation

On December 11, 2014, the Company’s amendment to its Articles of Incorporation was declared effective in the State of Nevada.  The amendment increased the Company’s total authorized capital from 100,000,000 to 510,000,000 shares, consisting of 500,000,000 common shares, par value $0.0001, and 10,000,000 preferred shares, par value $0.0001.

Item 9.01 – Exhibits

Exhibit 3.1: File Stamped Articles of Incorporation, which was declared effective as of December 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PMX Communities, Inc.

By:      /s/ Lindsey R. Perry, Jr.

Lindsey R. Perry, Jr.

Chief Executive Officer

Chief Financial Officer

Dated:  December 12, 2014